Exhibit 10.33

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

May 1, 2020

AmeriHome Mortgage Company, LLC
1 Baxter Way, Suite 300

Thousand Oaks, CA 91362-3888
Attention: Kathleen Conte

Re:                             Omnibus Letter Agreement between JPMORGAN CHASE BANK, N.A. (“Buyer”), and AMERIHOME MORTGAGE COMPANY, LLC (“Seller”) Amending Terms of the Master Repurchase Agreement and Side Letter

Ladies and Gentlemen:

Please refer to the Master Repurchase Agreement dated as of August 17, 2017 (as supplemented, amended, or restated, the “Agreement”), between Buyer and Seller.  Capitalized terms defined in the Agreement and used but not defined differently in this letter have the same meanings here as in the Agreement.

Amendment to Master Repurchase Agreement

The Agreement is amended as provided in Schedule 1 attached hereto (“Schedule 1”).

Amendment to Side Letter

The Side Letter dated as of August 17, 2017 (as supplemented, amended, or restated, the “Side Letter”), between Buyer and Seller, is amended as provided in Schedule 2 attached hereto (“Schedule 2”).

If there is any conflict or inconsistency between the Agreement and Schedule 1, Schedule 1 shall prevail and control.  If there is any conflict or inconsistency between the Side Letter and Schedule 2, Schedule 2 shall prevail and control. The Parties hereby ratify and confirm the Agreement and the Side Letter to be in full force and effect.

Please sign and return a copy of this letter to us to confirm your receipt of it and to ratify and confirm the Agreement and the Side Letter, as amended.

(Remainder of page left intentionally blank; counterpart signature page follows.)

AmeriHome Mortgage Company, LLC

Omnibus Letter Agreement Counterpart Signature Page

Please confirm our mutual agreement as set forth herein and acknowledge receipt of this Omnibus Letter Agreement by executing the enclosed copy of this letter and returning it to JPMorgan Chase Bank, N.A., 221 W. Sixth Street, 2nd Floor, Austin, Texas 78701, Attention: Carolyn Johnson (email carolyn.w.johnson@chase.com or fax (512) 479-2774).  If you have any questions concerning this matter, please contact me by email or by phone at (512) 479-5890.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as Buyer

By:
Name:
Title:

CONFIRMED AND ACKNOWLEDGED:

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:
Name:
Title:

SCHEDULE 1

Amendments to Master Repurchase Agreement

A.                                    The definitions of “Eligible Mortgage Loan”, “Government Loan”, “Long Aged Loan” and “Requirement(s) of Law” are amended in their entirety to read as follows:

“Eligible Mortgage Loan” means, on any date of determination, a Mortgage Loan:

(i)                                     for which each of the applicable representations and warranties set forth on Exhibit B is true and correct as of such date of determination;

(ii)                                  that is either a Conventional Conforming Loan or a Government Loan;

(iii)                               if a Correspondent Loan, whose Origination Date was no more than [***]days before the Purchase Date for the initial Transaction in which the Mortgage Loan was purchased by Buyer;

(iv)                              if a Correspondent Loan, it was acquired by Seller from an Approved Correspondent, or if Seller acquired it from a correspondent that Buyer has not approved, Buyer elects in its sole discretion to purchase such Mortgage Loan;

(v)                                 if not a Correspondent Loan, whose Origination Date was no more than [***]days before the Purchase Date for the initial Transaction in which that Mortgage Loan was purchased by Buyer;

(vi)                              that is eligible for sale to an Approved Takeout Investor under its Takeout Guidelines;

(vii)                           that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Conventional Conforming Loan	[***]
Government Loan	[***]
Moderately Aged Loan	[***]
Long Aged Loan	[***]

(viii)                        that does not have a Combined Loan-to-Value Ratio in excess of [***]in the case of a Conventional Conforming Loan or a Government Loan (or, in each case, such other percentage determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) and, if its Loan-to-Value Ratio is in excess of [***](or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time), it has private mortgage insurance in an amount required by the applicable Agency Guidelines, unless pursuant to Agency Guidelines in existence at the time such Mortgage Loan was originated, private mortgage insurance is not required for such Mortgage Loan;

(ix)                              if a Government Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Government Loans that are then subject to Transactions, is less than or equal to [***](or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(x)                                 for which, on or before its Purchase Date, its Mortgage Loan Schedule has been delivered to Buyer and an Asset Schedule listing it has been delivered to Custodian;

(xi)                              for which, if not a Wet Loan, a complete Asset File has been delivered to Custodian on or before its Purchase Date and Buyer has received a Custodian’s Asset Schedule and Exception Report that includes it;

(xii)                           for which, if a Wet Loan:

(A)                               on or before its Purchase Date, if requested by Buyer pursuant to Section 5 of the Side Letter as a condition precedent, a written fraud detection report acceptable to Buyer in its sole discretion has been delivered to Buyer;

(B)                               if requested by Buyer, all applicable items listed in clauses (i) through (iii) of the definition of Loan Eligibility File have been delivered to Buyer on or before its Purchase Date;

(C)                               at or before its Wet Delivery Deadline, a complete Asset File has been delivered to Custodian and Buyer has received an updated Custodian’s Asset Schedule and Exception Report that includes it;

(xiii)                        if a Wet Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Wet Loans that are then subject to Transactions, is less than or equal to (i) [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount on any day that is [***]Business Days of any calendar month or (ii) [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount on any other day (Wet Loans are also subject to the sublimits set forth in this definition of Eligible Mortgage Loan for their respective loan types);

Schedule 1, Page 2

(xiv)                       that, if subject to a Takeout Commitment, (a) is not subject to a Takeout Commitment that has expired or been terminated or cancelled by the Approved Takeout Investor or with respect to which Seller is in default, (b) has not been rejected or excluded for any reason (other than default by Buyer) from such Takeout Commitment by the Approved Takeout Investor;

(xv)                          that, if subject to a Hedging Arrangement, is not subject to a Hedging Arrangement that has expired or been cancelled by the Hedging Arrangement counterparty or with respect to which Seller is in default or a termination event has occurred;

(xvi)                       [Reserved];

(xvii)                    [Reserved];

(xviii)                 [Reserved];

(xix)                       [Reserved];

(xx)                          if a Long Aged Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Long Aged Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(xxi)                       [Reserved];

(xxii)                    [Reserved];

(xxiii)                 if and to the extent that Buyer elects by notice to Seller to review and approve them, for which Mortgage Loan Buyer has approved the underwriting [***];

(xxiv)                that is not a Mortgage Loan that Seller has failed to repurchase when required by the terms of this Agreement;

(xxv)                   for which the related Mortgage Note has not been out of the possession of Custodian pursuant to a Request for Release of Documents (x) for more than [***] after the date of such Request for Release of Documents if such documents are received by  Seller or any subservicer that is an Affiliate of Seller, or (y) for more than [***] after the date of that Request for Release of Documents if such documents are received by a subservicer that is not an Affiliate of Seller and who has delivered an executed Bailee Letter to Custodian;

(xxvi)                for which neither the related Mortgage Note nor the Mortgage has been out of the possession of Custodian pursuant to a Bailee Letter for more than the number of days specified in such Bailee Letter, or if such Bailee Letter does not

Schedule 1, Page 3

specify a time limit, for more than [***] Business Days after the related Approved Takeout Investor’s scheduled purchase date;

(xxvii)             that is not a Defaulted Loan;

(xxviii)          whose Mortgagor has a FICO Score of at least  (or such other minimum FICO Score as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time);

(xxix)                for which, if not a Wet Loan, a complete Loan File has been delivered to Buyer on or before its Purchase Date; and

(xxx)                   that is not a [***].

“Government Loan” means a Mortgage Loan that is insured by the FHA or guaranteed by the Department of Veterans Affairs.  The term “Government Loan” does not include any Mortgage Loan that is a Conventional Conforming Loan or that is guaranteed by RHS.

“Long Aged Loan” means, on any day, a Purchased Mortgage Loan whose Purchase Date was more than [***] days but not more than [***] before that day.

“Requirement(s) of Law” means any applicable law, treaty, ordinance, decree, requirement, order, judgment, rule, regulation or licensing requirement (or interpretation of any of the foregoing) of any Governmental Authority having jurisdiction over Buyer, Seller, any of Seller’s Subsidiaries and any Guarantor or any of their respective Properties or any agreement with a Governmental Authority by which any of them is bound, as the same may be supplemented, amended, recodified or replaced from time to time, in each case as applicable to such Person as the context requires, including:

•                                          Equal Credit Opportunity Act and Regulation B promulgated thereunder;

•                                          Fair Housing Act;

•                                          Gramm-Leach-Bliley Act and Regulation P promulgated thereunder;

•                                          Fair Credit Reporting Act and Regulation V promulgated thereunder;

•                                          Home Mortgage Disclosure Act and Regulation C promulgated thereunder;

•                                          Federal Unfair, Deceptive, or Abusive Acts or Practices laws (including Section 5 of the Federal Trade Commission Act (the “FTC Act”));

•                                          Truth In Lending Act and Regulation Z promulgated thereunder;

•                                          Qualified Mortgage/Ability to Repay Rule;

•                                          Real Estate Settlement Procedures Act and Regulation X promulgated thereunder;

Schedule 1, Page 4

•                                          Home Ownership and Equity Protection Act and applicable portions of Regulation Z promulgated thereunder;

•                                          Electronic Fund Transfer Act and Regulation E promulgated thereunder;

•                                          National Flood Insurance Act, Flood Disaster Protection Act of 1973, National Flood Insurance Reform Act of 1994, Biggert-Waters Flood Insurance Act of 2012, Homeowner Flood Insurance Affordability Act (the “Flood Laws”);

•                                          Servicemembers Civil Relief Act;

•                                          CARES Act;

•                                          rules, regulations and guidelines promulgated under any of such statutes; and

•                                          any applicable state or local equivalent or similar laws and regulations.

B.                                    The following definitions are added to Section 2(a) of the Agreement in alphabetical order:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.

“Cash Out Refinancing Loan” means a Mortgage Loan (x) that refinances an existing Mortgage Loan, (y) whose proceeds exceed the unpaid balance of such existing Mortgage Loan (and related closing costs) and (z) part or all of such excess is paid out to its Mortgagor or its Mortgagor’s designee(s).

“Moderately Aged Loan” means, on any day, a Purchased Mortgage Loan whose Purchase Date was more than [***] days but not more than [***] days before that day.

C.                                    Section 11(z)(iv) of the Agreement is amended in its entirety to read as follows:

(iv)                              Maintenance of Available Warehouse Facilities.  Seller shall maintain at all times Available Warehouse Facilities from buyers and lenders other than Buyer such that the Available Warehouse Facility under this Agreement constitutes no more than (i) [***] of Seller’s aggregate Available Warehouse Facilities until [***], (ii) [***] of Seller’s Aggregate Available Warehouse Facilities thereafter until the Termination Date, or such lesser or greater percentage as Buyer shall in its sole discretion specify from time to time in a written notice given to Seller at least [***] days before the effective date specified in such notice.

D.                                    21.                               Assignments; Termination; No Third Party Beneficiaries

The caption of Section 21 is amended to read as above, and Section 21(d) is amended in its entirety to read as follows:

Schedule 1, Page 5

(d)                                 Subject to the foregoing, this Agreement and any Transactions shall bind and benefit the Parties and their respective successors and assigns; provided that nothing in this Agreement, express or implied, shall be construed to confer any legal or equitable right, remedy or claim under or by reason of this Agreement or otherwise upon any Person other than the following Persons:

(i)                                     the parties hereto;

(ii)                                  their respective successors and their respective assigns permitted by this Agreement;

(iii)                               purchasers of participation interests;

(iv)                              buyers of Purchased Mortgage Loans resold by Buyer in accordance with applicable law (and subject to the provisions of Section 21(b);

(v)                                 assignees by written assignment executed by Buyer of Buyer’s rights to enforce this Agreement which assignee concurrently or subsequently purchases such Mortgage Loan from Buyer or provides financing to Buyer with respect to such Mortgage Loan; and

(vi)                              any Federal Reserve Bank or Federal Home Loan Bank to which Buyer shall have pledged or granted a Lien in any of its rights under this Agreement.

E.                                     Clause (e) of Exhibit B of the Agreement is amended by adding the following sentence to the end of it:

Forbearance, whether under the CARES Act or otherwise, has been neither requested nor granted in respect of any Mortgage Loan.

F.                                      Clause (nnn) of Exhibit B of the Agreement is amended in its entirety to read as follows:

(nnn)                   Ineligible Loan Types.  The Mortgage Loan is not (i) a negative amortization loan, (ii) a second lien loan, (iii) a home equity line of credit or similar loan, (iv) a reverse mortgage, (v) a subprime Mortgage Loan or alt-A Mortgage Loan or (vi) considered an “Expanded Approval” loan or a similar loan such as is described in the applicable Agency’s eligibility certification.  For the avoidance of doubt, even if specified or referenced in the definition of “Eligible Mortgage Loan” under this Agreement as amended and in effect before the effective date of the Omnibus Letter Agreement to which this Schedule 2 is attached, the following Loan Types are ineligible for inclusion in any Transaction entered into on or after that effective date:

Low FICO Government Loans, Manufactured Home loans, Second Home Loans, Investor Loans, Jumbo Loans and RHS Loans

Schedule 1, Page 6

SCHEDULE 2

Amendments to Side Letter